                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                                  AIRGAS, INC.

   This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Airgas, Inc. (the "Company") made pursuant to the Prospectus,
dated    , 2001 (the "Prospectus"), and the enclosed Letter of Transmittal (the
"Letter of Transmittal") if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 12:00 (midnight), New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 12:00 (midnight), New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Letter of Transmittal.

               Delivery To: The Bank of New York, Exchange Agent

   By Registered or
   Certified Mail:               By Overnight Courier:                    By Hand:                          By Facsimile:
 The Bank of New York            The Bank of New York               The Bank of New York                The Bank of New York
      Attention:           Attention: Reorganization Unit-7E  Attention: Reorganization Unit-7E   Attention: Reorganization Unit-7E
 Reorganization Unit- 7E          101 Barclay Street                 101 Barclay Street                    (212) 815-6339
  101 Barclay Street           New York, New York 10286           Corporate Trust Services              Confirm by telephone
  New York, New York                                                Window, Ground Level                   (212) 815-5788
         10286                                                    New York, New York 10286

   Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

   Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer-- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes
Tendered:*
$_____________________________________   If Old Notes will be delivered by
Certificate Nos. (if available):         book-entry transfer to The Depository
______________________________________   Trust Company, provide account
                                         number.

Total Principal Amount Represented by
Old Notes Certificate(s):

$_____________________________________   Account Number________________________

* Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.
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    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

 X__________________________________   _______________________________________


 X__________________________________   _______________________________________
  Signature(s) of Owner(s) or authorized Signatory      Date

 Area Code and Telephone Number: ______________________________________________

    Must be signed by the holder(s) of the Old Notes as the name(s) of such holder(s) appear(s) on the certificate(s) for the Old Notes or on a Security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

 Name(s): _____________________________________________________________________

                 ______________________________________________________________

                 ______________________________________________________________

 Capacity: ____________________________________________________________________


 Address(es): _________________________________________________________________

                      _________________________________________________________

                      _________________________________________________________

                                   GUARANTEE

    The undersigned is a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount at maturity of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Bank of New York pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within three New York Stock Exchange trading days after the Expiration Date.

 ___________________________________   _______________________________________
             Name of Firm                       Authorized Signature
 ___________________________________   _______________________________________
                Address                                 Title
 ___________________________________   Name: _________________________________
               Zip Code                        (Please Type or Print)
 Area Code and Tel No.: ____________   Dated: ________________________________

 NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
       OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.